UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2023

SOLITARIO RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-32978	84-1285791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 534-1030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On October 13, 2023, Solitario Resources Corp. (“Solitario”) effected a closing of a private offering of its common stock (the “Offering”). In total, Solitario received commitments to purchase, and then closed on the sale of, 8,631,818 shares of Solitario common stock in the Offering (the “Shares”) at US $0.55 per share for aggregate consideration of $4,747,500. The Offering was not underwritten by a broker, Solitario did not engage a placement agent for the Offering, and there were no underwriter discounts or commissions.

Solitario relied on the exemptions from registration set forth in Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated thereunder, together with applicable exemptions under Canadian law, for the offer and sale of the Shares. In connection with such offers and sales Solitario: (i) did not engage in any public advertising or general solicitation in connection with the Offering; (ii) reasonably believed that each investor was sophisticated and an “accredited investor” and understood the risks of acquiring the Shares; and (iii) believed that each investor acquired the Shares for investment purposes. With respect to those investors who were not U.S. persons and such offers and sales were effected outside the United States, Solitario believes such offers and sales were also effected in accordance with Regulation S promulgated under the 1933 Act. No officers, directors or other affiliates of Solitario participated in the Offering. Investors in the Offering were provided certain registration rights with respect to the Shares they purchased in the Offering.

The closing of the Offering was subject to the filing of additional listing applications with the NYSE American Stock Exchange and the Toronto Stock Exchange, (collectively the “Exchanges”) with respect to the Shares and Solitario received the necessary approvals of the Exchanges to effect the closing.

Item 7.01 Regulation FD Disclosure

On October 16, 2023, Solitario issued a press release announcing the closing of the private placement. A copy of that press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated October 16, 2023

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 16, 2023

Solitario Resources Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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